UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2019

JEFFERIES FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	520 Madison Avenue, New York, New York	10022
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

The Merger Agreement

On April 12, 2019, Jefferies Financial Group Inc., a New York corporation (“Jefferies”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with HomeFed Corporation, a Delaware corporation (“HomeFed”) and Heat Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Jefferies (“Merger Sub”). Pursuant to the Merger Agreement, HomeFed will be merged with and into Merger Sub (the “Merger”) with Merger Sub surviving the Merger as a wholly-owned subsidiary of Jefferies (the “Surviving Company”).

If the Merger is completed, each share of common stock, par value $0.01, of HomeFed (the “HomeFed Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than Excluded Shares (as defined below), will be converted into the right to receive either: (i) $38.00 in cash, without interest (the “Cash Consideration”), or (ii) a number of validly issued, fully paid and nonassessable shares of common stock, par value $1.00 per share, of Jefferies (“Jefferies Common Stock”), equal to the Exchange Ratio (as defined below), (the “Stock Consideration”, referred together with the Cash Consideration, the “Merger Consideration”). “Excluded Shares” include shares owned by: (i) HomeFed (as treasury stock), (ii) Jefferies or any of its subsidiaries (including Merger Sub) or (iii) holders of shares of HomeFed Common Stock (“HomeFed Stockholders”) who have perfected and have not withdrawn a demand for appraisal rights pursuant to Section 262 of the Delaware General Corporation Law (the “DGCL”) immediately prior to the Effective Time.

The Exchange Ratio contemplated by the Merger Agreement is 2.0, provided that, if the volume weighted average trading price (rounded to the nearest $0.01) of one share of Jefferies common stock on the New York Stock Exchange (“NYSE”) as reported on Bloomberg L.P. under the function “VWAP” (or, if not reported therein, in another authoritative source mutually selected by the parties) for the ten consecutive trading days on which shares of Jefferies Common Stock are traded on the NYSE (“Trading Days”) ending on (and including) the Trading Day that is three Trading Days prior to the date of the special meeting of HomeFed Stockholders in connection with the Merger (the “Average Jefferies Stock Price”), is greater than $21.00, then the Exchange Ratio will be decreased to equal the quotient (rounded to the nearest 0.0001) obtained by dividing (i) $42.00 by (ii) the Average Jefferies Stock Price (the “Exchange Ratio”). In the event that neither an election for Stock Consideration nor Cash Consideration has properly been made with respect to shares of HomeFed Common Stock, then (x) if the Average Jefferies Stock Price is greater than $19.00, such shares shall be treated as if an election for Stock Consideration had been made with respect thereto and (y) if the Average Jefferies Stock Price is less than or equal to $19.00, such shares shall be treated as if an election for Cash Consideration had been made with respect thereto.

On a date to be announced, HomeFed Stockholders will be asked to vote on the adoption of the Merger Agreement. The Merger cannot be completed unless HomeFed Stockholders adopt the Merger Agreement, which requires the affirmative vote of (i) the holders of a majority of the outstanding shares of HomeFed Common Stock entitled to vote at the special meeting and (ii) the holders of a majority of the outstanding shares of HomeFed Common Stock entitled to vote at the special meeting not owned, directly or indirectly, by (x) Jefferies or any of its affiliates or (y) any director of HomeFed who is a director or employee of Jefferies or any Section 16 officer (pursuant to Rule 16a-1(f) of the Exchange Act) of HomeFed (such holders, the “Public Stockholders”) at the special meeting of HomeFed Stockholders in connection with the Merger (collectively, the “Requisite Stockholder Approvals”).

The Merger Agreement provides that, subject to certain exceptions with respect to unsolicited proposals, HomeFed will not, and will cause its and the HomeFed subsidiaries’ directors, officers and employees not to, and will instruct its representatives not to, directly or indirectly, solicit acquisition proposals or participate in any discussions concerning, or provide non-public information concerning HomeFed or any of its subsidiaries in connection with any acquisition proposal. However, prior to the receipt of the Requisite Stockholder Approvals, the board of directors of HomeFed (the “HomeFed Board”), upon recommendation of the special committee of independent and disinterested directors of HomeFed who are not affiliated with Jefferies (the “Special Committee”), may, subject to certain conditions, change its recommendation in favor of approval of the Merger Agreement, if and only if, in connection with the receipt of a superior proposal or occurrence of an intervening event, it determines in good faith after consultation with its financial advisor and outside legal counsel, that failure to make such change in recommendation would be inconsistent with the directors’ fiduciary duties to the Public Stockholders, under applicable law.

The completion of the Merger is subject to the satisfaction or waiver of customary closing conditions, including: (i) receipt of the Requisite Stockholder Approvals (which condition is not waivable), (ii) receipt of approval for listing on the NYSE of shares of Jefferies Common Stock issuable as Merger Consideration pursuant to the Merger Agreement and Jefferies Common Stock to be issued under Jefferies’ equity awards pursuant to the Merger Agreement, (iii) the absence of any applicable law or order that prohibits completion of the Merger, (iv) the registration statement on Form S-4 (the “Form S-4”) filed by Jefferies, being declared effective by the Securities and Exchange Commission (the “SEC”), (v) receipt by Jefferies of a written tax opinion from Weil, Gotshal & Manges LLP, that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, (vi) performance in all material respects of the obligations required to be performed by the other party pursuant to the Merger Agreement at or prior to the completion of the Merger and (vii) the accuracy of certain representations and warranties made in the Merger Agreement by the other party, subject to certain materiality qualifications.

The Merger Agreement also contains customary pre-closing covenants, including the obligation of HomeFed and each of its subsidiaries to conduct its businesses in the ordinary course in a manner consistent with past practice and to refrain from taking specified actions without the consent of Jefferies. None of the representations and warranties in the Merger Agreement survives the Effective Time contemplated by the Merger Agreement.

The Merger Agreement contains customary termination rights for both HomeFed and Jefferies, subject to certain conditions, including (i) by mutual written consent, (ii) failure to complete the Merger by October 12, 2019 or (iii) if the HomeFed Requisite Stockholder Approvals are not obtained.

Following the Merger, shares of HomeFed Common Stock will no longer be quoted on the OTCQB Marketplace, there will be no public market for shares HomeFed Common Stock, and registration of shares HomeFed Common Stock under the Securities Exchange Act of 1934 will be terminated.

The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached to this report as Exhibit 99.1 and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Jefferies, HomeFed or Merger Sub, or to modify or supplement any factual disclosures about Jefferies or HomeFed in their public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Jefferies, HomeFed and Merger Sub made solely for the purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by Jefferies, HomeFed and Merger Sub in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to Jefferies’ or HomeFed’s SEC filings or may have been used for purposes of allocating risk among Jefferies, HomeFed and Merger Sub rather than establishing matters as facts.

Additional Agreements

In addition, concurrently with the execution of the Merger Agreement, Jefferies entered into a voting agreement with HomeFed (the “Voting Agreement”). Jefferies is the beneficial owner of 10,852,123 shares of HomeFed Common Stock (the “Covered Shares”), which represents approximately 70% of the outstanding shares of HomeFed Common Stock. The Voting Agreement provides that Jefferies will vote all of the Covered Shares in favor of the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement, on the terms and subject to the conditions set forth in the Voting Agreement. The Voting Agreement will terminate automatically upon the earliest to occur of (i) the Effective Time, (ii) the valid termination of the Merger Agreement, (iii) a change in recommendation by the HomeFed Board or the Special Committee or (iv) the date on which the parties agree in writing to terminate the voting agreement.

The foregoing summary of the Voting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting Agreement, which is attached to this report as Exhibit 99.2.

In addition, concurrently with the execution of the Merger Agreement and the Voting Agreement, HomeFed entered into a Waiver and Amendment No. 1 to the Stockholders Agreement (the “Waiver and Amendment Agreement”) to amend certain terms of the stockholders agreement between HomeFed and Jefferies, dated as of March 28, 2014.

The Waiver and Amendment Agreement, among other things, allows Jefferies to vote all of the shares of HomeFed common stock owned by Jefferies in favor of adopting the Merger Agreement.

The foregoing summary of the Waiver and Amendment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Waiver and Amendment Agreement, which is attached to this report as Exhibit 99.3.

Recommendation of the Special Committee

The HomeFed Board formed the Special Committee to, among other things, evaluate the proposed Merger. After consideration and consultation with its legal and financial advisors, the Special Committee has determined that the Merger and the terms and conditions of the Merger Agreement are fair to and in the best interest of HomeFed and the Public Stockholders, and has determined to recommend that the HomeFed Board approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and the performance by HomeFed of its obligations thereunder.

On April 15, 2019, Jefferies issued a press release announcing the execution of the Merger Agreement described above. A copy of the press release is attached as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Agreement and Plan of Merger, dated as of April 12, 2019, by and among HomeFed Corporation, Jefferies Financial Group Inc. and Heat Merger Sub, LLC

99.2	Voting Agreement, dated as of April 12, 2019, by and between HomeFed Corporation and Jefferies Financial Group Inc.

99.3	Waiver and Amendment No. 1 to Stockholders Agreement, dated as of April 12, 2019, by and between HomeFed Corporation and Jefferies Financial Group Inc.

99.4	Press Release issued by Jefferies Financial Group Inc. on April 15, 2019.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction contemplated by the Agreement and Plan of Merger, dated as of April 12, 2019, among Jefferies Financial Group Inc. (“Jefferies”), HomeFed Corporation (“HomeFed”) and Heat Merger Sub, LLC (“Merger Sub”). This communication may be deemed to be solicitation material in respect of the proposed transaction involving Jefferies and HomeFed. In connection with the proposed transaction, Jefferies will file a registration statement on Form S-4 with the SEC, which will include a proxy statement of HomeFed and a prospectus of Jefferies with respect to the issuance of Jefferies Common Stock. A definitive proxy statement/prospectus will also be sent to HomeFed Stockholders seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Before making any voting or investment decision, investors and HomeFed Stockholders are urged to carefully read the entire registration statement and proxy statement/prospectus when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the merger and other transactions contemplated by the merger agreement. Investors and HomeFed Stockholders will be able to obtain free copies of the registration statement and proxy statement/prospectus and the other documents filed with the SEC by Jefferies and HomeFed through the web site maintained by the SEC at www.sec.gov. In addition, investors and HomeFed Stockholders will be able to obtain free copies of the registration statement and proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of Jefferies at the following:

Jefferies Financial Group Inc.

Attention: Investor Relations

520 Madison Avenue

New York, New York 10022

212-460-1900

www.jefferies.com

Forward-Looking Statements

This communication may “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about our future and statements that are not historical facts. These forward-looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” or similar expressions. Forward-looking statements may contain expectations regarding the proposed merger, and may include statements of future performance, plans, and objectives. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors, including Risk Factors that could cause actual results to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. You should read and interpret any forward-looking statement together with reports we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Financial Group Inc.

Date: April 12, 2019	By: /s/ Michael J. Sharp
	Name:	Michael J. Sharp
	Title:	Executive Vice President and General Counsel